Goodwill	12 Months Ended
Dec. 31, 2022
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill

Note 6 – Goodwill

Changes in the carrying amount of goodwill for the years ended December 31, 2022 and 2021 were as follows:

Schedule of goodwill

	SportsHub Gaming	Sports Gaming Client Services	Affiliate Marketing Services - International	Total

Balance as of December 31, 2021	$—	$381,000	$3,130,167	$3,511,167
Goodwill	4,919,928	—	—	4,919,928
Less: Impairment charges	—	—	(1,515,000)	(1,515,000)
Balance as of December 31, 2022	$4,919,928	$381,000	$1,615,167	$6,916,095

Cumulative goodwill impairment charges	$—	$—	$1,515,000	$1,515,000

For the year ending December 31, 2022, the Company recorded goodwill impairment of $1,515,000, which was due to the loss of access to players in the Russian market due to the exit of FourCubed’s largest customer from that market (see Note 3 – Acquisitions – FourCubed – Purchase Price Allocation). The extent of impairment was determined based upon the projected performance of the reporting unit, as determined using an income approach valuation methodology. Key assumptions included in the determination of the reporting unit’s fair value included revenue growth, operating margin, long-term growth rate and discount rate. There is inherent uncertainty included in the assumptions used in goodwill impairment testing. A change to any of the assumptions could lead to a future impairment that could be material.